                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 January 1, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as Depositor under the Pooling and Servicing Agreement, dated as of October 1, 2006, providing for the issuance of Merrill Lynch Mortgage Investors Trust Mortgage Pass-Through Certificates, Series 2006-AF2)

             Merrill Lynch Mortgage Investors Trust, Series 2006-AF2
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                      Merrill Lynch Mortgage Lending, Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    333-130545                13-3416059
  (State or Other Jurisdiction          (Commission            (I.R.S. Employer
        Of Incorporation)              File Number)          Identification No.)

        250 Vesey Street
   4 World Financial Center
          28th Floor
          New York, NY                                              10080
(Address of Principal Executive                                   (Zip Code)
            Offices)

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

     In connection with the servicing transfer referenced below under Item 6.02, this Current Report on Form 8-K is being filed to disclose entry into the Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007 ("WFB AAR"), by and among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Merrill Lynch Mortgage Lending, Inc., as servicing rights owner (the "Servicing Rights Owner"), Wells Fargo Bank, N.A. ("WFB"), as master servicer and securities administrator (the "Master Servicer and Securities Administrator"), HSBC Bank USA, National Association, as trustee (the "Trustee"), and WFB, as successor servicer, and acknowledged by PHH Mortgage Corporation ("PHH"). The WFB AAR modifies the Seller's Warranties and Servicing Agreement, dated as of November 1, 2006, by and between WFB, as company, and Merrill Lynch Bank, USA, as purchaser (together, the "Wells Fargo Servicing Agreement").

     As of January 1, 2007, WFB will be servicing the Mortgage Loans (defined below) pursuant to the Wells Fargo Servicing Agreement. WFB was selected and appointed as successor servicer of the Mortgage Loans by the Servicing Rights Owner pursuant to Section 3.20 of the Pooling and Servicing Agreement, dated as of October 1, 2006, among the Depositor, the Master Servicer and Securities Administrator and the Trustee (the "Pooling and Servicing Agreement").

Item 1.02. Termination of a Material Definitive Agreement

     In connection with the servicing transfer referenced below under Item 6.02, this Current Report on Form 8-K is being filed to disclose termination of (i) the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006 ("MLML-MLMC AAR"), by and among MLMC and the Servicing Rights Owner and
(ii) the Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among PHH, the Depositor and the Servicing Rights Owner ("MLMI-PHH AAR"). The MLML-MLMC AAR and MLMI-PHH AAR were each filed in the Form 8-K, dated as of November 15, 2006.

     PHH has resigned its position as Servicer of the PHH Mortgage Loans (defined below) as of January 1, 2007, pursuant to Section 3.20 of the Pooling and Servicing Agreement.

Item 6.02. Change of Servicer or Trustee

     This Current Report on Form 8-K is being filed to disclose a servicing transfer from PHH to WFB for the mortgage loans serviced pursuant to the Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001, by and among Merrill Lynch Mortgage Capital Inc. ("MLMC"), Bishop's Fare Residential Mortgage Trust and PHH, as modified by the MLML-MLMC AAR, and as further modified by the MLMI-PHH AAR (the "PHH Mortgage Loans").

     As of January 1, 2007, the Mortgage Loans are serviced by WFB pursuant to the Wells Fargo Servicing Agreement. WFB was selected and appointed as successor servicer of the PHH Mortgage Loans by the Servicing Rights Owner pursuant to
Section 3.20 of the Pooling and Servicing Agreement.

ITEM 9.01. Financial Statements and Exhibits.

          (a) Not applicable.

          (b) Not applicable.

          (c) Not applicable.

          (d) Exhibits:

               99.1 Servicing Disclosure of Wells Fargo Bank, N.A., as successor servicer.

               99.2 Assignment, Assumption and Recognition Agreement, dated as of January 1, 2007, by and among the Depositor, the Servicing Rights Owner, WFB, as master servicer and securities administrator, HSBC Bank USA, National Association, as trustee, and WFB, as successor servicer, and acknowledged by PHH.

               99.3 Seller's Warranties and Servicing Agreement, dated as of
                    November 1, 2006, by and between WFB, as company, and Merrill Lynch Bank, USA, as purchaser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Vice President

Date: January 5, 2007

                                INDEX TO EXHIBITS

Exhibit No.   Description
-----------   -----------
99.1          Servicing Disclosure of Wells Fargo Bank, N.A., as successor servicer.

99.2          Assignment, Assumption and Recognition Agreement, dated as of
              January 1, 2007, by and among the Depositor, the Servicing Rights
              Owner, WFB, as master servicer and securities administrator, HSBC
              Bank USA, National Association, as trustee, and WFB, as successor servicer, and acknowledged by PHH.

99.3          Seller's Warranties and Servicing Agreement, dated as of November
              1, 2006, by and between WFB, as company, and Merrill Lynch Bank, USA, as purchaser.